                                 Amendment No. 1
                             dated December 5, 2005
                                       to
                       Allocated Bullion Account Agreement
                             dated November 12, 2004
                                     between
                       HSBC Bank USA, National Association
                                       and
              The Bank of New York, not in its individual capacity,
             but solely as trustee of the streetTRACKS(R) Gold Trust

         This Amendment No. 1 (this "Amendment"), dated as of December 5, 2005, to the Allocated Bullion Account Agreement dated November 12, 2004 (the
"Allocated Bullion Account Agreement") between HSBC Bank USA, National
Association (the "Custodian") and The Bank of New York, not in its individual capacity, but solely as trustee (in such capacity, hereafter the "Trustee") of the streetTRACKS(R) Gold Trust (the "Trust")

                                 WITNESSES, that

         WHEREAS the Trustee and the Custodian have hitherto entered in the
Allocated Bullion Account Agreement and the same is currently in full force and effect, and

         WHEREAS clause 15.4 of the Allocated Bullion Account Agreement provides that any amendment thereto shall be in writing signed by the Trustee and the
Custodian, and

         WHEREAS the Trustee and the Custodian wish to amend clause 7.4 and clause 10.1 of the Allocated Bullion Account Agreement as provided herein,

         NOW, THEREFORE, the Trustee and Custodian agree that the Allocated
Bullion Account Agreement shall be amended as follows:

1. Clause 7.4 of the Allocated Bullion Account Agreement shall be amended to read in its entirety as follows:

         7.4 LOCATION OF BULLION: Unless otherwise agreed between us, the
         Bullion held for you in your Allocated Account must be held by us at our London vault premises or, when Bullion has been allocated in a vault other than our London vault premises, by or for any Sub-Custodian employed by us as permitted by clause 8.1. We agree that we shall use commercially reasonable efforts promptly to transport any Bullion held for you by or for a Sub-Custodian to our London vault premises and such transport shall be at our cost and risk. We agree that all delivery and packing shall be in accordance with the Rules and LBMA good market practices.

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2. Clause 8.1 of the Allocated Bullion Account Agreement shall be amended to read in its entirety as follows:

         8.1 SUB-CUSTODIANS: We may employ Sub-Custodians solely for the temporary custody and safekeeping of Bullion until transported to our
         London vault premises as provided in clause 7.4, unless otherwise agreed between us with the consent of the Sponsor. The Sub-Custodians we select may themselves select subcustodians to provide such temporary custody and safekeeping of Bullion, but such subcustodians shall not by such selection or otherwise be, or be considered to be, a Sub-Custodian as such term is used herein. We will use reasonable care in selecting any Sub-Custodian. As of the date of Amendment No. 1 to this Agreement, the Sub-Custodians that we use are: the Bank of England, The Bank of
         Nova Scotia (ScotiaMocatta), Deustche Bank AG, JPMorganChase Bank,
         N.A., UBS AG and Barclays Bank PLC. We will notify you if we select any additional Sub-Custodian, or stop using any Sub-Custodian for such purpose. Your receipt of notice that we have selected a Sub-Custodian
         (including those named in this clause 8.1) shall not be deemed to limit our responsibility in selecting such Sub-Custodian. Not more frequently than annually, upon your request, we shall confirm to you that from time to time we may hold Precious Metal for own account with one or more of each of the Sub-Custodians, provided that this confirmation shall not constitute a representation by us regarding the solvency or creditworthiness of any Sub-Custodian.

3. Clause 10.1 of the Allocated Bullion Account Agreement shall be amended to read in its entirety as follows:

         10.1 FEES: For our services under this agreement you shall pay us an annual fee equal to 0.10% of the average daily aggregate value of the first 4.5 million ounces of Gold held in the Allocated Account and the
         Unallocated Account, and 0.06% of the average daily aggregate value of the Gold held in the Allocated Account and the Unallocated Account in excess of 4.5 million ounces. The gold held in the Allocated Account and the Unallocated Account shall be determined based on our end of
         Business Day balances, and the value of the Gold shall be computed on the basis of the price of an ounce of gold as fixed by the five members of the London gold fix at or about 3:00 p.m. London time (the "London
         P.M. Fix"), or if no London P.M. Fix is made on such day, on the basis of the last prior London "fix" (A.M. or P.M.). Our fee shall be paid in monthly installments in arrears.

         The foregoing amendments to clause 7.4 and 8.1 of the Allocated Bullion
Account Agreement shall be effective on and after the date hereof.

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         The foregoing amendment to clause 10.1 of the Allocated Bullion Account
Agreement shall be effective as of April 1, 2006.

         Except as modified by this Amendment, the Allocated Bullion Account
Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed in all respects.

         This Amendment is governed by, and will be construed in accordance with, English law.

         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but together shall constitute one and the same agreement. Facsimile signatures shall be acceptable and binding.

                            [Signature Page Follows]

                                      -3-

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the day and year first above written.

                                    Signed on behalf of
                                    HSBC Bank USA, National Association

                                    By:
                                       ------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       ------------------------------------
                                    Name:
                                    Title:

                                    Signed on behalf of
                                    The Bank of New York, not in its individual
                                    capacity, but solely as trustee of the
                                    streetTRACKS(R) Gold Trust

                                    By:
                                       ------------------------------------
                                    Name:
                                    Title:

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